CONSULTING AGREEMENT

THIS AGREEMENT is made and entered into effective as of the30 day of August, 2006, by and between ASHFIELD FINANCE LLC., a Delaware limited liability company ("Consultant" or "ASHFIELD"), and Company as defined in Section 3.1. of the attached Joint Venture Agreement.

RECITALS:

A. The Company is a closely-held corporation that was a formed or will be formed as a special purpose entity and as vehicle for the joint venture as stated in the Joint Venture Agreement.

B. The Company's principal purposes are: (1) identifying, investigating and investing in real estate properties and development projects and other business ventures, including but not limited to, commercial properties, mixed us properties, industrial properties, land, hotels, casinos, and other investments and business ventures in the Territory; (2) obtain additional financing and/or become publicly owned through the sale of shares to the public and/or obtain financing through private placement offering(s); and (3) activities incidental thereto. (collectively "Company Purposes").

C. Consultant's principals and affiliates are highly experienced entrepreneurs, real estate developers, consultants, business strategists, financiers, accountants, and corporate directors in privately and publicly held companies, and are well connected within the financial industry in Europe and the United States. Consultant's principals and affiliates are experienced in the financing field and familiar with the steps necessary to assist a closely-held business in becoming a publicly held company and/or obtain financing through private placement offering(s).

D. The Company is willing to engage Consultant to perform consulting services for its benefit and is willing to pay Consultant a reasonable fee for those services.

E. The parties hereto desire to enter into this Consulting Agreement upon the terms and conditions hereinafter set forth.

AGREEMENTS:

1. CONSULTING SERVICES. Consultant agrees to provide consulting services to the Company relating to the Company Purposes including, but not limited to, the following:

   a. Assisting the Company in developing its investment image;

   b. Interviewing and selecting investment bankers;

   c. Meeting with investment bankers, security analysts, portfolio managers, stockbrokers, and traders;

   d. Assisting in determining the appropriate pricing for an initial public offering and/or private placement offering(s);

   e. Being available for investor and due diligence meetings;

f. Working with attorneys and investment bankers on registration statement as needed;

g. Advising in connection with development of low risk high return financial instruments to be invested by Company;

h. Advising in connection with all states of real estate development, including but not limited to, planning, budgeting, revenue projections, acquisition, site selection, real estate financing, construction, marketing and sales, and contract administration; and

i. Advising in connection with other investments Company may pursue, including all stages involved.

2. CONSULTING FEE. In consideration of Consultant's performance of the services referred to in Paragraph 1 for the term hereof, the Company agrees to pay to Consultant a consulting fee in an amount equal to $10,000 per month.

3. TERM. The term of this Agreement shall commence on the date hereof and continue for two (2) years, ending on August 31st , 2008. Notwithstanding anything else to the contrary herein, since this Consulting Agreement is part of the Joint Venture Agreement; a termination of this Consulting Agreement shall only be done in compliance and conformity with the Joint Venture Agreement, Company Article of Incorporation and Bylaws, Company policy, and the Transaction Documents.

4. CONFIDENTIAL INFORMATION. It is expressly understood and agreed that all trade secrets and know-how of the Company are confidential and are the sole property of the Company. Consultant shall have no right to possession of such trade secrets and know-how other than in the discharge of its duties hereunder.

5. LIABILITY OF CONSULTANT. In the course of carrying out its duties as obligated under this Consulting Agreement, Consultant shall be liable only for willful misconduct, but in all other respects, shall not be liable to the Company for any mistake of judgment. If the Consultant becomes liable or responsible for the payment of any debt, encumbrance, liability or judgment arising out of or resulting from Consultant's performance under this Agreement, and the payment of such debt, encumbrance, liability or a judgment did not arise through the willful misconduct of Consultant, the Company shall indemnify Consultant for any and all such expense.

6. INDEPENDENT CONTRACTOR STATUS. Consultant is providing services to the Company only for the purposes and to the extent set forth in this Consulting Agreement and the Joint Venture Agreement, and Consultant's relation to the Company shall at all times during the term of this Consulting Agreement be that of an independent contractor. In connection with the Consultant Agreement and the Consulting Fee, Consultant shall not be considered as having employee status or as being entitled to participate in any plans, arrangements, or distributions by the Company pertaining to or in connection with any pension plan, stock plan, bonus plan, profit sharing plan or similar plan or benefit for the Company's employees.

7. COST AND EXPENSES. The Company shall reimburse Consultant for reasonable out-of-pocket costs and expenses incurred by Consultant in connection with the performance of its duties as described herein.

8. NOTICES. Any notices, statements, payments or other communications by the parties hereto to the other party shall be directed to the address set forth below:

If to the Company:

EA EMERGING VENTURES CORP.
c/o Law Offices of Gorelick & Associates
468 N. Camden Drive
Beverly Hills, A 90210
Telephone: (310) 860-5644
Facsimile: (310) 559-5584

If to Consultant:

ASHFIELD FINANCE LLC
Attention: Joseph Shefet
Liechtensteinstrasse 3/15
Vienna, A-1090 AUSTRIA
Telephone: 4319422925
Facsimile: 4319422926

9. ASSIGNMENTS. Neither party shall assign this Agreement or any portion of the rights without the prior written consent of the other party hereto.

10. BINDING EFFECT. This Agreement, and its terms and provisions, shall be binding upon, and inure to, the benefit of the parties, their successors, administrators, executors and assigns, except as otherwise provided herein.

11. COMPLETE AGREEMENT. This Agreement sets forth all of the covenants, agreements, conditions and understandings between the parties hereto, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as set forth herein, and those agreements which are executed contemporaneously herewith. This Agreement cannot be modified or changed except by a written instrument executed by all the parties hereto.

12. CONSTRUCTION. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

"COMPANY":
EA EMERGING VENTURES CORP.

Dated: Wednesday, August 30, 2006

By ______________________
Yossi Attia
Its: President

"CONSULTANT"
ASHFIELD FINANCE LLC

Dated: ____________

By ______________________
Its: Manager

8. NOTICES. Any notices, statements, payments or other communications by the parties hereto to the other party shall be directed to the address set forth below:

If to the Company:

EA EMERGING VENTURES CORP.
c/o Law Offices of Gorelick & Associates
468 N. Camden Drive
Beverly Hills, A 90210
Telephone: (310) 860-5644
Facsimile: (310) 559-5584

If to Consultant:

ASHFIELD FINANCE LLC
Attention: Joseph Shefet
Liechtensteinstrasse 3/15
Vienna, A-1090 AUSTRIA
Telephone: 4319422925
Facsimile: 4319422926

9. ASSIGNMENTS. Neither party shall assign this Agreement or any portion of the rights without the prior written consent of the other party hereto.

10. BINDING EFFECT. This Agreement, and its terms and provisions, shall be binding upon, and inure to, the benefit of the parties, their successors, administrators, executors and assigns, except as otherwise provided herein.

11. COMPLETE AGREEMENT. This Agreement sets forth all of the covenants, agreements, conditions and understandings between the parties hereto, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as set forth herein, and those agreements which are executed contemporaneously herewith. This Agreement cannot be modified or changed except by a written instrument executed by all the parties hereto.

12. CONSTRUCTION. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

"COMPANY":
EA EMERGING VENTURES CORP.

Dated: Wednesday, August 30, 2006

By____________________
Yossi Attia
Its: President

"CONSULTANT"
ASHFIELD FINANCE LLC

Dated: __________

By____________________
Its: Manager